UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 2, 2008 (December 31, 2007)
Date of Report (Date of earliest event reported)
Total System Services, Inc.
(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1600 First Avenue, Columbus, Georgia	31901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (706) 649-2267

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On December 31, 2007, Synovus Financial Corp. (“Synovus”) completed the previously announced spin-off to its shareholders of the shares of Total System Services, Inc. (“TSYS”) common stock formerly owned by Synovus. As a result of the spin-off, the Total System Services, Inc. 2008 Omnibus Plan (the “Plan”), which is described in the proxy statement for the special meeting of TSYS shareholders held on November 29, 2007 (the “Special Meeting”), became effective. We intend to make awards under the Plan subject to individual agreements substantially in the form of the Stock Option Agreement, the Restricted Stock Award Agreement, the Performance Based Restricted Stock Award Agreement and the Restricted Stock Unit Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, which forms of agreement are incorporated herein by reference.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          As described in the proxy statement for the Special Meeting, in connection with the spin-off the Board of Directors of TSYS (“Board of Directors”), together with the Corporate Governance and Nominating Committee and the Special Committee formed to consider the spin-off, undertook a review of our bylaws. As a result of this review, the Board of Directors adopted amendments to our bylaws (the “Amended and Restated Bylaws”), subject to completion of the spin-off from Synovus.
          The Amended and Restated Bylaws, which became effective upon completion of the spin-off on December 31, 2007, incorporated the following principal amendments:
•	Advance notice requirements for shareholders to bring business before a meeting of shareholders or to nominate a candidate for director. The amendments require that to be timely, a shareholder notice of business for a shareholder meeting or nomination must be delivered to TSYS not less than 90 days nor more than 120 days prior to the anniversary date of the last annual meeting (or, in the case of a special meeting called for the purpose of electing directors, not later than the 10th day following the earlier of the date notice of the meeting was mailed or the date public disclosure of the date of the special meeting was made). In addition, the notice must contain certain information regarding the shareholder and, if applicable, the nominee for director;

•	Shareholder meeting mechanics, including inspectors of election. The amendments require that notice of meetings must be not less than 10 days nor more than 60 days prior to the meeting (conforming to the Georgia Business Corporation Code (the “GBCC”)); provide that the chairman announces the opening and closing of the polls; and provides for an inspector of elections at shareholder meetings;

•	Shareholder action by unanimous written consent. The provision allowing shareholder action without a meeting only if the unanimous written consent of shareholders entitled to vote on the matter is obtained is eliminated, since the provision duplicates the default rule under the GBCC, which will continue to apply to our shareholders;

•	Board vacancies. The amendments establish that the Board of Directors (or the remaining directors if less than a quorum) has the power, as do the shareholders, to fill vacancies on the Board;

•	Emeritus and Advisory Directors. The amendments impose explicit confidentiality obligations on the members of these boards; eliminate the right of a director to request an immediate appointment to the Emeritus Board of Directors upon reaching the age of 62 and having served 5 consecutive years as a member of the Board of Directors; and provide that the Chairman will determine the compensation payable to Advisory Directors (which is currently the case for Emeritus Directors);

•	Shareholder inspection of records. As permitted by the GBCC, the Amended and Restated Bylaws limit to shareholders holding 2% or more of the corporation’s outstanding shares the right to inspect records of the actions of the Board of Directors, committees thereof and shareholders; accounting records; and the record of the shareholders;

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•	Indemnification of directors and officers. The Amended and Restated Bylaws clarify the existing bylaw provisions on indemnification so that indemnification will be provided to directors and officers to the fullest extent permitted under the GBCC, and if the GBCC is amended to permit a Georgia corporation to provide greater rights of indemnification to such persons, then the bylaws will be deemed to be amended to require TSYS to provide such greater rights of indemnification;

•	Alternative stakeholders. The existing provision allowing the Board of Directors to consider non-economic impacts of tender offers is amended to conform to current Georgia law so that the Board of Directors may consider the interests of constituencies in addition to shareholders when considering the best interests of the corporation; and

•	Opting into the Georgia Business Combination Statute. TSYS elects to be governed by the business combination provisions of the GBCC, thereby preventing interested shareholders (persons acquiring more than 10% of the voting shares in TSYS without approval from our Board of Directors) from engaging in any business combination with TSYS for a period of five years, subject to certain exceptions.
          In addition, the Amended and Restated Bylaws include certain amendments approved by TSYS shareholders at the Special Meeting, which amendments also became effective on December 31, 2007, the date the spin-off was completed. These amendments eliminate supermajority provisions for calling special meetings of shareholders, declassifying the Board of Directors and approving mergers and similar transactions. In addition, these amendments eliminate the shareholders’ ability to fix the number of directors, permit removal of directors only for cause and decrease the required shareholder vote to remove directors from 80% to 66 2/3%.
          The full text of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
SECTION 8 – OTHER EVENTS
Item 8.01.     Other Events.
          On December 31, 2007, TSYS issued a press release announcing that it paid the previously announced one-time special cash dividend of $3.0309 per share in connection with the spin-off to Synovus’ shareholders of the shares of TSYS stock formerly owned by Synovus. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

3.1	Amended and Restated Bylaws

10.1	Form of Stock Option Agreement for stock option awards under the Total System Services, Inc. 2008 Omnibus Plan

10.2	Form of Restricted Stock Award Agreement for restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan

10.3	Form of Performance-Based Restricted Stock Award Agreement for performance-based restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan

10.4	Form of Restricted Stock Unit Agreement for restricted stock unit awards under the Total System Services, Inc. 2008 Omnibus Plan

99.1	Press Release of Total System Services, Inc., dated December 31, 2007

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.
/s/ Kathleen Moates
Kathleen Moates
Senior Deputy Counsel

Date: January 2, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws

10.1	Form of Stock Option Agreement for stock option awards under the Total System Services, Inc. 2008 Omnibus Plan

10.2	Form of Restricted Stock Award Agreement for restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan

10.3	Form of Performance-Based Restricted Stock Award Agreement for performance-based restricted stock awards under the Total System Services, Inc. 2008 Omnibus Plan

10.4	Form of Restricted Stock Unit Agreement for restricted stock unit awards under the Total System Services, Inc. 2008 Omnibus Plan

99.1	Press release of Total System Services, Inc., dated December 31, 2007